SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: January 30, 1998


                      XIONICS DOCUMENT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                     0-20777               04-3186685
(State or other jurisdiction of   (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                           Identification No.)


           70 BLANCHARD ROAD                                     01803
       BURLINGTON, MASSACHUSETTS                              (Zip Code)
(Address of principal executive offices)


                                      (781) 229-7000
                              (Registrant's telephone number,
                                    including area code)

ITEM 5.    OTHER EVENTS.


      On January 20, 1998, Xionics Document Technologies, Inc. announced the resignation of Robert E. Gilkes as Chairman of the Board of Directors and as a director, and the appointment of Paul R. Low as Chairman of the Board of Directors.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              99 Xionics Document Technologies, Inc. press release dated January 20, 1998, announcing the resignation of Robert E. Gilkes as Chairman of the Board of Directors and as a director, and the appointment of Paul R. Low as Chairman of the Board of Directors.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Xionics Document Technologies, Inc.


                                    /s/ Peter J. Simone
                                    Peter J, Simone
                                    President and Chief Executive Officer


                                    /s/ Gerard T. Feeney
                                    Gerard T. Feeney
                                    Vice President,
                                    Treasurer and Chief Financial Officer

Dated: January 30, 1998

                                    XIONICS

                             Document Technologies

                                                                  PRESS RELEASE

Peter J Simone
President and CEO
Xionics Document Technologies, Inc.
(617) 229-7000

                      ROBERT E. GILKES RESIGNS AS CHAIRMAN
                    OF XIONICS DOCUMENT TECHNOLOGIES., INC.



BURLINGTON, MASS. - JANUARY 20,1998 - Xionics Document Technologies, Inc. (NASDAQ:XION) today announced that Robert E. Gilkes has resigned as Chairman of the Board of Directors and as a director. Mr. Gilkes had served as a director of the Company since November 1994, and as Chairman since April 1996. He also served as President and Chief Executive Officer of the Company from January 1995 -until April 1997, and as Chief Executive Officer until October 1997. Mr. Gilkes is expected to continue as a consultant to the Board of Directors at least through the Company's 1999 fiscal year.

"Bob Gilkes' extraordinary vision and dedication have contributed enormously to Xionics over the past three years," said Peter J. Simone, President and Chief Executive Officer. "The Board of Directors joins me in expressing our gratitude for his exemplary service to the Company."

The role of Chairman has been assumed by Paul R. Low, who has served as a director of the Company since October 1995. Dr. Low is a former Vice President and General Manager of IBM Microeleotronics and former member of IBM's Management Board.

Xionics is a leading developer of innovative silicon and software for printing, scanning, copying, processing and transmitting documents to computer peripherals. Xionics partners with the industry's leading OEMs, including Hewlett-Packard, IBM, Ricoh, Xerox, Canon, Seiko Epson and Sharp, to develop peripherals that provide the performance output quality and network connectivity for today's office computing market. Xionics also markets, through a worldwide distribution channel, board-level image printing, scanning and viewing acceleration products for production documcat imaging applications. The Company's corporate headquarters is based in Burlington, Massachusetts, with offices in San Jose, California, Japan, Germany and the United Kingdom.

Statements contained herein which are not historical facts are forward-looking statements subject to risks and uncertainties as discussed more fully in Xionics filings with the SEC, including its Annual Report on Form 10-K dated September 29, 1997, and its Final Prospectus dated September 26, 1996.

Xionics is a registered trademark of Xionics Document Technologies, Inc, and/or its subsidiaries.